                         DYNA GROUP INTERNATIONAL, INC.
                 1661 S. Seguin Avenue, New Braunfels, TX 78130
                     (Address of Principal Executive Office)

               PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JULY 10, 2003

                                     GENERAL

SOLICITATION OF PROXIES
This Proxy Statement is furnished to the stockholders of Dyna Group International, Inc., a Nevada Corporation (the "Company"), in connection with the solicitation by and on behalf of the Board of Directors of proxies to be voted at an Annual Meeting of Stockholders of the Company. In addition to solicitation of proxies by use of mails, proxies may be solicited by the officers and employees of the Company, without remuneration, by telephone, telegraphy, cable or personal interview. The Company will bear all costs of solicitation. The Company will also request brokerage houses, nominees, custodians and fiduciaries to forward proxy material to the beneficial owners of shares held of record by them and reimburse their expenses.

The approximate date on which this Proxy Statement and accompanying Proxy will first be sent or given to stockholders is May 23, 2003.

TIME AND PLACE OF MEETING
The Annual Meeting of Stockholders will be held at the Company's office at 1661 South Seguin Avenue, New Braunfels, Texas at 10:00am, Central Daylight Savings Time on July 10, 2003. A copy of the notice of meeting accompanies this Proxy Statement.

SECURITIES ENTITLED TO VOTE AND RECORD DATE
The Board of Directors has fixed the close of business on May 19, 2003 as the date for determining stockholders entitled to receive notice of and to vote at, the Annual Meeting. On that date the Company had 8,369,293 shares of Common Stock outstanding, which are the only securities of the Company entitled to vote at the stockholders meeting. Stockholders on that date will be entitled to notice and will be entitled to one vote for each share held of record on such record date.

REVOCABILITY OF PROXY
Stockholders who execute proxies may revoke them by giving written notice to the Secretary of the Company at any time before such proxies are voted. Attendance at the meeting shall not have the effect of revoking a proxy unless the stockholder so attending shall, in writing, so notify the Secretary of the meeting at any time prior to the voting of the proxy.

All proxies received pursuant to this solicitation will be voted except as to matters where authority to vote is specifically withheld and, where a choice is specific as to the proposal, they will be voted in accordance with such specification. If no instructions are given, the persons named in the proxy solicited by the Board of Directors of the Company intend to vote for the nominees for election as Directors of the company listed below.

                              ELECTION OF DIRECTORS

Three directors are to be elected at the meeting for terms of one year each (subject to the Company's by-laws). Each director shall hold office until the next Annual Meeting of Stockholders and until his respective successor shall be elected and qualified. The Company proposes that the stockholders elect Mr.

Roger R. Tuttle, Mr. Jeffrey L. Smith, and Ms. Sandra K. Tristan to serve until the next Annual Meeting of Stockholders and until their successors are elected and qualified. Officers and Directors holding 41.7% of the Company's Common Stock will vote for the nominees as presented.

Directors of the Company will be elected by a plurality vote of the outstanding shares of Common Stock present and entitled to vote at the meeting. Directors currently are not paid any fees for attendance at meetings of the Board of Directors.

The nominees have indicated that they are willing and able to serve as directors if elected. If the nominees should become unable or unwilling to serve, it is the intention of the persons designated as proxies to vote instead, at their discretion, for such other person(s) as may be designated as nominee(s) by the Management of the Company.

The following is information with respect to the nominees and their security holdings as furnished by them to the Company.

------------------------------------- ----------------- -------------------------- ------------------------- ----------------------
                                                                                         COMMON STOCK           PERCENT OF COMMON
    NAME, PRINCIPAL OCCUPATION &                                                   BENEFICIALLY OWNED AS OF    STOCK BENEFICIALLY
        BUSINESS EXPERIENCE                 AGE         SERVED AS DIRECTOR SINCE         MAY 31, 1999                 OWNED
------------------------------------- ----------------- -------------------------- ------------------------- ----------------------
Roger R. Tuttle, Tuttle                      55                   1986                  3,406,778 (a)                 40.7%
Investments, LTD
   CEO and Chairman of
   the Board
------------------------------------- ----------------- -------------------------- ------------------------- ----------------------
Jeffrey L. Smith                             47                   1992                      87,000                     1.%
   Secretary and Director
------------------------------------- ----------------- -------------------------- ------------------------- ----------------------
Sandra K. Tristan                            42                   2001                        0                         0
   Treasurer and Director
------------------------------------- ----------------- -------------------------- ------------------------- ----------------------
All  officers  and  directors  as  a                                                      3,493,778                   41.7%
group - 3 persons
------------------------------------- ----------------- -------------------------- ------------------------- ----------------------

All Directors of the Company serve in such capacity until the next Annual Meeting of the Company's stockholders following their election and until their successors have been elected and qualify.

(1) ROGER R. TUTTLE has served as Chairman of the Board of Directors and Chief Executive Officer of the Company since August 1986. Mr. Tuttle served as President of Great American Products from 1974 to September 1989, and resumed that position in December 1991.

(2) JEFFREY L. SMITH has served as Vice President and General Manager of Great American Products since October 1991. Prior to this and since 1985 Mr. Smith has served as the General Manager of Great American's Retail division. Mr. Smith was appointed Secretary and a Director in October 1992.

(3) SANDRA K. TRISTAN was appointed as Treasurer and Director on May 24, 2001. In 1984, Ms. Tristan attended Southwest Texas University where she earned her Bachelors Degree in Business Administration with a concentration in Accounting. Upon graduation, joined Glastron Boat Company where she gained much of her manufacturing accounting experience. Ms Tristan has seventeen years of manufacturing accounting experience and held the position of controller for ten of those years. She has served as Controller of Great American Products since 1998, when her employment with Great American Products began.

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

PRINCIPAL HOLDERS OF VOTING SECURITIES
The following table provides information as of May 9, 2003 for each person who beneficially owned more than five percent (5%) of the Company's Common Stock.

-------------------------------------------- ----------------------------------------- ------------------------------------------
   NAME AND ADDRESS OF BENEFICIAL OWNERS       SHARES OF COMMON STOCK BENEFICIALLY                PERCENT OF COMMON STOCK
                                                              OWNED
-------------------------------------------- ----------------------------------------- ------------------------------------------
Roger R. Tuttle, Tuttle Investments, LTD
1661 S. Seguin Avenue                                       3,406,778                                      40.7%
New Braunfels, TX  78130
-------------------------------------------- ----------------------------------------- ------------------------------------------

                    THE BOARD OF DIRECTORS AND ITS COMMITTEE

The Board of Directors  held three  meetings in 2002 and all directors  attended all of such  meetings.  The  Board  of  Directors  does  not  have an  audit  or nominating committee. However, the Board does have a Compensation Committee comprised of Mr. Tuttle and Mr. Smith. The Committee's duties are to review executive compensation and make recommendations to the Board concerning compensation level of officers. The Compensation Committee held one meeting in 2002.

EXECUTIVE COMPENSATION
         Summary Compensation Table
The following table summarizes information concerning the compensation of the Chief Executive Officer. No other officers are included in this table as their respective aggregate compensations did not exceed $100,000.

------------------------- --------------- -------------------------------------------------------- ------------------ -------------
          NAME                                              ANNUAL COMPENSATION
  & PRINCIPAL POSITION          YEAR              SALARY               BONUS           OTHER          STOCK OPTIONS      ALL OTHER
------------------------- --------------- -------------------- ------------------ ---------------- ------------------ -------------
Roger R. Tuttle,          2002            $140,500             $5,000             -0-              -0-                N/A
CEO
------------------------- --------------- -------------------- ------------------ ---------------- ------------------ -------------
                          2001            $140,500             -0-                -0-              -$8,000            N/A
------------------------- --------------- -------------------- ------------------ ---------------- ------------------ -------------
                          2000            $140,500             $3,000             -0-              -0-                N/A
------------------------- --------------- -------------------- ------------------ ---------------- ------------------ -------------
                          1999            $139,229             -0-                -0-              -0-                N/A
------------------------- --------------- -------------------- ------------------ ---------------- ------------------ -------------

The Company does not presently have any stock option plans or stock bonus plans.

COMPENSATION PURSUANT TO PLAN
The Company has a Profit Sharing Plan and Trust for eligible employees. Employees of the Company who have completed six months of service are eligible to participate in the Plan under which the Company contributes amounts determined from time to time at its discretion. Company contributions vest in specified percentages per year commencing after 2 years and generally become fully vested after six years of employment with the Company. The annual contributions and forfeitures allotted to any participant may not exceed the lesser of $10,000 or 25% of the participant's total compensation. Benefits generally are payable upon death or upon termination of employment with the Company or age 65. Participants' account balances under the Trust as of the year ended December 31, 2002 for Mr. Tuttle and for all executive officers as a group, were $262,287 and $198,495 respectively.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
The Company has a note payable to Mr. Tuttle which is summarized as follows:

         Unsecured promissory note, dated January 1, 2001, interest payable at prime plus 1/2% (8.75% at December 31, 2002) $348,827

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

                                  MISCELLANEOUS

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934
Section 16(a) of the Securities Exchange Act of 1934 requires the Company's Officers and Directors, and persons who own more than ten percent (10%) of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, Directors and greater than 10% stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

To the Company's knowledge, based solely on a review of such reports furnished to the Company, or written representations from the Company's Officers, Directors and greater than 10% beneficial owners, during 2002 all section 16(a) filing requirements applicable to its Officers, Directors and greater than 10% beneficial owners were complied with.

AUDITORS
The Board of Directors selected Malone & Bailey, PLLC to serve as Independent Auditors for the year ended December 31, 2002.


The 2002 audit fees incurred by the company were $38,312.50 which is a 64.2% increase from 2001 of $23,330. The increase was due to Fort Inc. assets purchase, and the Sarbanes -Oxley Act, which required additional audit time.

Other accounting expenses incurred by the company were for the quarterly financial reviews that were performed by Malone & Bailey in preparation of the 10Q-SB. For 2002 those expenses totaled $8,190 and $8,100 for 2001. The audit fees include all tax filings.


A copy of the Company's Annual Report for the year ended December 31, 2002 is included with this Proxy Statement.

STOCKHOLDER PROPOSALS FOR NEXT YEAR
Any stockholder desiring to submit any proposal for consideration at the Company's Annual Meeting of Stockholders for the fiscal year ending December 31, 2003 must deliver such proposal to the Company's New Braunfels, Texas office no later than January 31, 2004.

OTHER BUSINESS
The Board of Directors knows of no business that will come before the meeting for action except as described in the accompanying Notice of Meeting. However, as to any such business, the person(s) designated as proxies will have discretionary authority to act in their best judgement.

FORM 10-K

The Company's Form 10-K is part of this year's annual report. A copy of the Company's current 10-Q is available on our web site, www.gap1.com or at no cost by writing to: INVESTOR RELATIONS, DYNA GROUP INTERNATIONAL, INC., 1661 S. SEGUIN AVENUE, NEW BRAUNFELS, TX 78130.

                                          By order of the Board of Directors



                                          /s/ Jeffrey L. Smith
                                          --------------------
New Braunfels, Texas                      Jeffrey L. Smith
                                          Secretary

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